UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNTAIN CREST ACQUISITION CORP. III

311 West 43rd Street, 12th Floor

New York, NY 10036

October 18, 2022

Dear Stockholder:

On behalf of the Board of Directors of Mountain Crest Acquisition Corp. III (the “Company,” “MCAE” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on November 9, 2022. Due to the COVID-19 pandemic, MCAE will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Mountain Crest Acquisition Corp. III Virtual Shareholder Meeting Information:

Meeting Date: Thursday, November 9, 2022

Meeting Time: 10:00A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitioniii/2022

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 8947475#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/mcacquisitioniii/2022. We are first mailing these materials to our stockholders on or about October 19, 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which MCAE has to consummate a business combination from November 20, 2022 to February 20, 2023 (the “Extended Date”); and

(ii) Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

ETAO International Group, the target in the Company’s business combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will contribute $150,000 to the Company as a loan (referred to herein as the “Contribution”) to approve the extension of the deadline to complete an initial business combination to February 20, 2023. The Contribution will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination through the Extended Date, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. ETAO International Group will not make any Contribution unless the Extension Amendment is approved. The Contribution will not bear interest on the outstanding loan amount and will be repayable by the Company to ETAO International Group upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of ETAO International Group. The loan will be forgiven by ETAO International Group if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. ETAO International Group has deposited $150,000 into an escrow account to fund the loan to the Company to extend the Company’s deadline to complete an initial business combination through the Extended Date in the event the stockholders approve the Extension Amendment. In the event the stockholders do not approve the Extension Amendment, then the $150,000 in the escrow account will be returned to ETAO International Group. If the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company shall wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

Each of the Extension Amendment and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow MCAE more time to complete its proposed business combination. MCAE’s Charter provides that MCAE has only until November 20, 2022 to complete a business combination.

On January 27, 2022, Mountain Crest Acquisition Corp. III, a Delaware corporation (“MCAE”), entered into that certain Agreement and Plan of Merger, as amended by that certain Amendment to the Merger Agreement, dated as of June 7, 2022 (the “Merger Agreement”), by and among MCAE, Etao International Group Inc., a Cayman Islands corporation (the “Etao”), and Wensheng Liu, in his capacity as Etao’s Shareholders Representative (the “Etao Shareholders’ Representative”), pursuant to which, among other things, (1) MCAE will merge with and into a to be formed Cayman Islands company (“Purchaser”), with the Purchaser being the surviving corporation in the merger (the “Redomestication Merger”) and (2) Etao will merge with and into a to be formed Cayman Islands company and the wholly owned subsidiary of the Purchaser (“Merger Sub”), with Etao as the surviving corporation in the merger (the “Acquisition Merger”), and, after giving effect to the Acquisition Merger, Etao being a wholly owned subsidiary of Purchaser and the Purchaser will change its name to Etao International Co., Ltd. (collectively, the “Business Combination”). Subject to the terms of the Merger Agreement, as amended, and customary adjustments set forth therein, the aggregate consideration for the Business Combination and related transactions is expected to be approximately $1.0 billion of equity consideration, as set forth in the Merger Agreement. On October 17, 2022 the parties to the Merger Agreement entered into a second amendment to the Merger Agreement to further extend the outside date. The Merger Agreement, as amended, provides, that the outside date for the closing of the Business Combination was February 20, 2023 (the “Outside Date”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On June 30, 2022, MCAE formed ETAO International Co., Ltd., a Cayman Islands exempted company and a wholly owned subsidiary of MCAE, to be the Purchaser under the Merger Agreement. Also on June 30, 2022, MCAE formed ETAO Merger Sub, Inc., a Cayman Islands exempted company and wholly owned subsidiary of ETAO International Co., Ltd., to be the Merger Sub under the Merger Agreement. On July 26, 2022, MCAE, Etao, Etao Shareholders’ Representative, ETAO International Co., Ltd. And ETAO Merger Sub, Inc., entered into a Joinder Agreement to the Merger Agreement, that expressly amended and modified the Merger Agreement, by admitting ETAO International Co., Ltd. And ETAO Merger Sub, Inc. as parties to the Merger Agreement and fully binding them to all of the covenants, terms, representation, warranties, rights, obligations and conditions of the Merger Agreement applicable to such party as though an original party thereto.

In connection with the proposed Merger, in January 2022, MCAE and Etao obtained a commitment from SME Investment Group Co., Ltd. (the “Subscriber”) to purchase 250,000 ordinary shares of the Purchaser in connection with the Closing (the “PIPE Shares”), for an aggregate cash amount of $250,000,000 at a purchase price of $10.00 per share, in a private placement (the “PIPE”). Such commitment was made by way of a Subscription Agreement, dated January 26, 2022 (the “PIPE Subscription Agreement”), by and among MCAE and the Subscriber. On July 25, 2022, MCAE and the Subscriber terminated the PIPE Subscription Agreement by mutual consent by executing a Mutual Termination Agreement, dated as of July 25, 2022. Pursuant to the Mutual Termination Agreement, the PIPE Subscription Agreement is void and of no further force and effect, and all rights and obligations of the parties thereunder have terminated.

MCAE and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before November 20, 2022 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination. Accordingly, MCAE’s board has determined that, given MCAE’s expenditure of time, effort and money on identifying Etao as a target business and completing the Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, MCAE will have to consummate an initial business combination before the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

If MCAE’s board of directors determines that MCAE will not be able to consummate an initial business combination by the Extended Date, MCAE would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to MCAE to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, MCAE will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause MCAE to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $54,469,907.21 of marketable securities as of October 10, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if MCAE has not completed a business combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 1,468,384 shares of common stock which include 1,354,298 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 112,086 shares of common stock that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO. In January 2022, Mountain Crest Holdings III LLC, our sponsor, sold 200,000 shares of our common stock to ETAO International Group Inc for an aggregate purchase price of $2.5 million.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 10, 2022, there was approximately $54,469,907.21 in the Trust Account. If the Extension Amendment is approved and the Extension is completed, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.02 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. The closing price of the Company’s common stock on October 10, 2022 was $9.97. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by November 20, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on October 10, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Suying Liu
Suying Liu
Chief Executive Officer
October 18, 2022

MOUNTAIN CREST ACQUISITION CORP. III

311 West 43rd Street, 12th Floor

New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 9, 2022

October 18, 2022

To the Stockholders of Mountain Crest Acquisition Corp. III.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. III (“MCAE”), a Delaware corporation, will be held on November 9, 2022, at 10:00 a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Mountain Crest Acquisition Corp. III Virtual Shareholder Meeting Information:

Meeting Date: Thursday, November 9, 2022

Meeting Time: 10:00A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitioniii/2022

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 8947475#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.    a proposal to amend (the “Extension Amendment”) MCAE’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which MCAE has to consummate a business combination from November 20, 2022 to February 20, 2023 (the “Extended Date”);

2.    a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.    To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 10, 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Suying Liu
Chief Executive Officer

New York, New York

October 18, 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 9, 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/mcacquisitioniii/2022.

MOUNTAIN CREST ACQUISITION CORP. III

311 West 43rd Street, 12th Floor

New York, NY 10036

PRELIMINARY PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 9, 2022

FIRST MAILED ON OR ABOUT October 19, 2022

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Mountain Crest Acquisition Corp. III (“the Company,” “MCAE” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on November 9, 2022 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, MCAE will be holding the Special Meeting, and any adjournments thereof, as a virtual meeting via the following information:

Virtual meeting information

Mountain Crest Acquisition Corp. III Virtual Shareholder Meeting Information:

Meeting Date: Thursday, November 9, 2022

Meeting Time: 10:00A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/mcacquisitioniii/2022

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 8947475#

The principal executive office of the Company is 311 West 43rd Street, 12th Floor, New York, NY 10036 and its telephone number, including area code, is (646) 493-6558.

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on MCAE and Etao’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change or other circumstances that could give rise to further amendments or termination of the Merger Agreement and the proposed transaction contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of MCAE or Etao or other conditions to closing in the Merger Agreement; (3) the inability to project with any certainty the amount of cash proceeds remaining in the MCAE trust account at the closing of the transaction; (4) the uncertainty relative to the cash made available to Etao at the closing should any material redemption requests be made by the MCAE stockholders (since the sources of cash projected assume that no redemptions will be requested by MCAE stockholders); (5) the inability of the post-closing company to obtain or maintain the listing of its securities on Nasdaq or another U.S. stock exchange following the Business Combination; (6) the amount of costs related to the Business Combination; (7) Etao’s ability to yield sufficient cash proceeds from the transaction to support its short-term operations development efforts since the Merger Agreement requires no minimum level of funding in the trust fund to close the transaction; (8) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; changes in applicable laws or regulations; (9) the ability of Etao to meet its post-closing financial and strategic goals, due to, among other things, competition; (10) the ability of the company post-closing to grow and manage growth profitability and retain its key employees; (11) the possibility that the company post-closing may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Etao’s future business; (12) the potential impact that COVID-19 may have on Etao’s employees, relevant regulatory agencies, and the global economy as a whole; (13) the expected duration over which Etao’s balances will fund its operations; (14) and other risks and uncertainties described herein, as well as those risks and uncertainties indicated from time to time in the final prospectus of MCAE for its initial public offering dated May 17, 2021 filed with the SEC. MCAE cautions that the foregoing list of factors is not exclusive. MCAE and Etao caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MCAE and Etao do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.

Proposal 1 — a proposal to amend (the “Extension Amendment”) MCAE’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which MCAE has to consummate a business combination from November 20, 2022 to February 20, 2023 (the “Extended Date”);

2.	Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

ETAO International Group, the target in the Company’s business combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will contribute $150,000 to the Company as a loan (referred to herein as the “Contribution”) to approve the extension of the deadline to complete an initial business combination to February 20, 2023. The Contribution will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination through the Extended Date, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. ETAO International Group will not make any Contribution unless the Extension Amendment is approved. The Contribution will not bear interest on the outstanding loan amount and will be repayable by the Company to ETAO International Group upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of ETAO International Group. The loan will be forgiven by ETAO International Group if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. ETAO International Group has deposited $150,000 into an escrow account to fund the loan to the Company to extend the Company’s deadline to complete an initial business combination through the Extended Date in the event the stockholders approve the Extension Amendment. In the event the stockholders do not approve the Extension Amendment, then the $150,000 in the escrow account will be returned to ETAO International Group. If the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company shall wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The purpose of the Extension Amendment is to allow MCAE more time to complete its proposed business combination. MCAE’s Charter provides that MCAE has only until November 20, 2022 to complete a business combination.

On January 27, 2022, Mountain Crest Acquisition Corp. III, a Delaware corporation (“MCAE”), entered into that certain Agreement and Plan of Merger, as amended by that certain Amendment to the Merger Agreement, dated as of June 7, 2022 (the “Merger Agreement”), by and among MCAE, Etao International Group, a Cayman Islands corporation (the “Etao”), and Wensheng Liu, in his capacity as Etao’s Shareholders Representative (the “Etao Shareholders’ Representative”), pursuant to which, among other things, (1) MCAE will merge with and into a to be formed Cayman Islands company (“Purchaser”), with the Purchaser being the surviving corporation in the merger (the “Redomestication Merger”) and (2) Etao will merge with and into a to be formed Cayman Islands company and the wholly owned subsidiary of the Purchaser (“Merger Sub”), with Etao as the surviving corporation in the merger (the “Acquisition Merger”), and, after giving effect to the Acquisition Merger, Etao being a wholly owned subsidiary of Purchaser and the Purchaser will change its name to Etao International Co., Ltd. (collectively, the “Business Combination”). Subject to the terms of the Merger Agreement, as amended, and customary adjustments set forth therein, the aggregate consideration for the Business Combination and related transactions is expected to be approximately $1.0 billion of equity consideration, as set forth in the Merger Agreement. On October 17, 2022 the parties to the Merger Agreement entered into a second amendment to the Merger Agreement to further extend the outside date. The Merger Agreement, as amdended, provides, that the outside date for the closing of the Business Combination was February 20, 2023 (the “Outside Date”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On June 30, 2022, MCAE formed ETAO International Co., Ltd., a Cayman Islands exempted company and wholly owned subsidiary to be the Purchaser under the Merger Agreement. Also on June 30, 2022, MCAE formed ETAO Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of ETAO International Co., Ltd. to be the Merger Sub under the Merger Agreement. On July 26, 2022, MCAE, Etao, Etao Shareholders’ Representative, ETAO International Co., Ltd. and ETAO Merger Sub, Inc., entered into a Joinder Agreement to the Merger Agreement, that expressly amended and modified the Merger Agreement, by admitting ETAO International Co., Ltd. and ETAO Merger Sub, Inc. as parties to the Merger Agreement and fully binding them to all of the covenants, terms, representation, warranties, rights, obligations and conditions of the Merger Agreement applicable to such party as though an original party thereto.

In connection with the proposed Merger, MCAE and Etao obtained a commitment from SME Investment Group Co., Ltd. (the “Subscriber”) to purchase 250,000 ordinary shares of the Purchaser in connection with the Closing (the “PIPE Shares”), for an aggregate cash amount of $250,000,000 at a purchase price of $10.00 per share, in a private placement (the “PIPE”). Such commitment was made by way of a Subscription Agreement, dated January 26, 2022 (the “PIPE Subscription Agreement”), by and among MCAE and the Subscriber. On July 25, 2022, MCAE and the Subscriber terminated the PIPE Subscription Agreement by mutual consent by executing a Mutual Termination Agreement, dated as of July 25, 2022. Pursuant to the Mutual Termination Agreement, the PIPE Subscription Agreement is void and of no further force and effect, and all rights and obligations of the parties thereunder have terminated.

MCAE and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before November 20, 2022 to hold a special meeting to obtain stockholder approval of, and to consummate, the Business Combination.

Accordingly, MCAE’s Board has determined that, given MCAE’s expenditure of time, effort and money on identifying Etao as a target business and completing the Merger Agreement, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, MCAE will have to consummate an initial business combination before the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the Business Combination by the Extended Date.

If MCAE’s board of directors determines that MCAE will not be able to consummate an initial business combination by the Extended Date, MCAE would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to MCAE to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, MCAE will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause MCAE to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $54,469,907.21 of marketable securities as of October 10, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if MCAE has not completed a business combination by the Extended Date. Our sponsor, our officers and directors and our other initial stockholders, holds the right to vote over an aggregate of 1,468,384 shares of common stock which include 1,354,298 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 112,086 shares of common stock that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 10, 2022, there was approximately $54,469,907.21 in the Trust Account. If the Extension Amendment is approved and the extension is completed, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.02 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. The closing price of the Company’s common stock on October 10, 2022 was $9.97. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by November 20, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on October 10, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on October 10, 2022 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about October 18, 2022.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 7,051,084. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 3,525,543 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	unless MCAE consummates an initial business combination, MCAE’s officers, directors and sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the MCAE IPO and Private Placement not deposited in the Trust Account;

•	with certain limited exceptions, 50% of MCAE’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

•	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

•	based on the difference in the purchase price of $0.018 that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Public Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the Combined Company after the Closing falls below the price initially paid for the Units in the MCAE IPO and the Public Shareholders experience a negative rate of return following the Closing of the Business Combination.

•	the fact that Sponsor paid an aggregate of $25,000 (or approximately $0.018 per share) for its 1,348,298 Founders Shares and such securities may have a value of $13,482,980 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, our Sponsor could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon MCAE’s liquidation and will be worthless if no business combination is effected; and

•	the fact that the Sponsor currently holds 112,086 private units which were purchased at a price of $10 per unit, or an aggregate value of $1,120,860 and which have no redemption rights upon MCAE’s liquidation and will be worthless if no business combination is effected; and

•	on June 15, 2022, MCAE issued an unsecured promissory note in the aggregate principal amount of up to $100,000 to the Sponsor. Pursuant to the Note, the Sponsor agreed to loan to the Company an aggregate amount up to $100,000 that may be drawn down from time to time and in the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. In addition, the Note, at the Sponsor’s sole discretion, may be converted at the closing of a business combination by the Company into private units of the Company identical to the public units issued in the Company’s initial public offering at a price of $10.00 per unit.

•	on October 3, 2022, MCAE issued a second unsecured promissory note in the aggregate principal amount of up to $100,000 to the Sponsor. Pursuant to the Note, the Sponsor agreed to loan to the Company an aggregate amount up to $100,000 that may be drawn down from time to time and in the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. In addition, the Note, at the Sponsor’s sold option, may be converted at the closing of a business combination by the Company into private units of the Company identical to the public units issued in the Company’s initial public offering at a price of $10.00 per unit.

•	the fact that Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment proposal is approved and the extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain of our directors are citizens of countries other than the United States. In addition, ETAO International Group, the company with which we entered into the Merger Agreement is a Cayman Islands exempted company with operations in China and certain of its directors are citizens of countries other than the United States. While we believe that the nature of MCAE’s business, and the nature of the businesses of ETAO should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by November 20, 2022 (or February 20, 2023 if the Extension Amendment proposal is approved by the shareholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal and the Adjournment Proposal.

•	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by ETAO International Group, the target in the Business Combination.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. III, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary, or call the Company promptly at (646) 493-6558.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Mountain Crest Acquisition Corp. III, 311 West 43rd Street, 12th Floor, New York, NY 10036; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $54,469,907.21 on October 10, 2022, the estimated per share conversion price would have been approximately $10.00.

In order to exercise your conversion rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern time on November 7, 2022 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

•	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by November 20, 2022, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our rights to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 7,051, 084 shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

		Approximate Percentage
	Number of	of
	Shares Beneficially	Outstanding Common
Name and Address of Beneficial Owner(1)	Owned	Stock
Mountain Crest Holdings III LLC (2)	1,460,384	20.7%
Suying Liu (3)	1,460,384	20.7%
Nelson Haight	2,000	*
Todd T. Milbourn	2,000	*
Wenhua Zhang	2,000	*
All directors and executive officers as a group (4 individuals)	1,466,384	20.8%
ATW SPAC Management LLC (4)	426,745	6.0%
Barclays PLC (5)	518,043	7.3%
Hudson Bay Capital Management LP (6)	450,000	6.4%
Boothbay Fund Management, LLC (7)	426,745	6.1%
MMCAP International Inc. SPC (8)	600,000	8.5%

* Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Mountain Crest Acquisition Corp. III, 311 West 43rd Street, 12th Floor, New York, New York 10036.
(2)	Dr. Suying Liu has voting and dispositive power over the shares owned by Mountain Crest Holdings III LLC.
(3)	Consists of shares owned Mountain Crest Holdings III LLC, over which Dr. Suying Liu has voting and dispositive power which include 1,354,298 Founder Shares and common shares that make part of the 112,086 Private Placement Units. This number also includes 200,000 Founder Shares of MCAE Common Stock sold pursuant to a stock purchase agreement pursuant to which Mountain Crest Capital LLC will transfer such shares to the buyer, an affiliate of the target in the Business Combination, upon the closing of its Business Combination. Mountain Crest Holdings III LLC maintains voting power in these 200,000 shares through the consummation of its business combination
(4)	Based on information provided in a Schedule 13G filed on February 14, 2022. The shares reported are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company, which has been delegated exclusive authority to vote and/or direct the disposition of such securities held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the managing member of ATW SPAC Management LLC and he disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. The address of the principal office of ATW SPAC Management LLC and Antonio Ruiz-Gimenez is 7969 NW 2nd Street, #401 Miami, Florida 33126.
(5)	Based on information provided in a Schedule 13G filed on February 11, 2022. The securities being reported on by Barclays PLC, as a parent holding company, are owned, or may be deemed to be beneficially owned, by Barclays Bank PLC. Barclays Bank PLC is a non-US banking institution registered with the Financial Conduct Authority authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. Barclays Capital Inc., a Connecticut business entity, owns 100,100 shares of the Company’s common stock. The address of the principal office of Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England. The address of the principal office of Barclays Capital Inc. is 745 Seventh Ave, New York, NY 10019.
(6)	Based on information provided in a Schedule 13G filed on February 7, 2022. Hudson Bay Capital Management LP serves as the investment manager to HB Strategies LLC and Hudson Bay SPAC Master Fund LP, in whose name the securities are held. As such, Hudson Bay Capital Management LP may be deemed to be the beneficial owner of all securities aforementioned held by HB Strategies LLC and Hudson Bay SPAC Master Fund LP. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities. The address of the principal office of Hudson Bay Capital Management LP and Sander Gerber is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

(7)	Based on information provided in a Schedule 13G filed on February 4, 2022. The securities are held by one or more private funds, which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company. Ari Glass is the managing member of Boothbay Fund Management, LLC. Certain subadvisors have been delegated the authority to act on behalf of the funds, including exclusive authority to vote and/or direct the disposition of certain securities held by the fund, and such securities may be reported in regulatory filings made by such subadvisors. The securities owned by Boothbay Fund Management, LLC includes 285,919 shares of the Company’s common stock owned by Boothbay Absolute Return Strategies LP. Ari Glass serves as the managing member for both Boothbay Fund Management, LLC and Boothbay Absolute Return Strategies LP. The address of the principal office of Boothbay Fund Management, LLC, Boothbay Absolute Return Strategies LP, and Ari Glass is 140 East 45th Street, 14th Floor, New York, NY 10017.
(8)	Based on information provided in an amended Schedule 13G filed on February 4, 2022. The securities being reported on by MMCAP International Inc. SPC include securities held by MM Asset Management Inc. The address of the principal office of MMCAP International Inc. SPC is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. The address of the principal office of MM Asset Management Inc. is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) MCAE’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which MCAE has to consummate a business combination from November 20, 2022 to February 20, 2023 (the “Extended Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

ETAO International Group, the target in the Company’s business combination, has agreed, that if the Extension Amendment is approved, it or its affiliates will contribute $150,000 to the Company as a loan (referred to herein as the “Contribution”) to approve the extension of the deadline to complete an initial business combination to February 20, 2023. The Contribution will be made on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination through the Extended Date, the redemption price per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. ETAO International Group will not make any Contribution unless the Extension Amendment is approved. The Contribution will not bear interest on the outstanding loan amount and will be repayable by the Company to ETAO International Group upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of ETAO International Group. The loan will be forgiven by ETAO International Group if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. ETAO International Group has deposited $150,000 into an escrow account to fund the loan to the Company to extend the Company’s deadline to complete an initial business combination through the Extended Date in the event the stockholders approve the Extension Amendment. In the event the stockholders do not approve the Extension Amendment, then the $150,000 in the escrow account will be returned to ETAO International Group. If the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company shall wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow MCAE more time to complete its initial business combination. MCAE’s Charter provides that MCAE has only until November 20, 2022 to complete a business combination.

On January 27, 2022, Mountain Crest Acquisition Corp. III, a Delaware corporation (“MCAE”), entered into that certain Agreement and Plan of Merger, as amended by that certain Amendment to the Merger Agreement, dated as of June 7, 2022 (the “Merger Agreement”), by and among MCAE, Etao International Group, a Cayman Islands corporation (the “Etao”), and Wensheng Liu, in his capacity as Etao’s Shareholders Representative (the “Etao Shareholders’ Representative”), pursuant to which, among other things, (1) MCAE will merge with and into a to be formed Cayman Islands company (“Purchaser”), with the Purchaser being the surviving corporation in the merger (the “Redomestication Merger”) and (2) Etao will merge with and into a to be formed Cayman Islands company and the wholly owned subsidiary of the Purchaser (“Merger Sub”), with Etao as the surviving corporation in the merger (the “Acquisition Merger”), and, after giving effect to the Acquisition Merger, Etao being a wholly owned subsidiary of Purchaser and the Purchaser will change its name to Etao International Co., Ltd. (collectively, the “Business Combination”). Subject to the terms of the Merger Agreement, as amended, and customary adjustments set forth therein, the aggregate consideration for the Business Combination and related transactions is expected to be approximately $1.0 billion of equity consideration, as set forth in the Merger Agreement. On October 17, 2022 the parties to the Merger Agreement entered into a second amendment to the Merger Agreement to further extend the outside date. The Merger Agreement, as amended, provides, that the outside date for the closing of the Business Combination was February 20, 2023 (the “Outside Date”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On June 30, 2022, MCAE formed ETAO International Co., Ltd., as a wholly owned subsidiary and a Cayman Islands exempted company to be the Purchaser under the Merger Agreement. Also on June 30, 2022, MCAE formed ETAO Merger Sub, Inc., as a wholly owned subsidiary of ETAO International Co., Ltd. and a Cayman Islands exempted company to be the Merger Sub under the Merger Agreement. On July 26, 2022, MCAE, Etao, Etao Shareholders’ Representative, ETAO International Co., Ltd. and ETAO Merger Sub, Inc., entered into a Joinder Agreement to the Merger Agreement, that expressly amended and modified the Merger Agreement, by admitting ETAO International Co., Ltd. and ETAO Merger Sub, Inc. as parties to the Merger Agreement and fully binding them to all of the covenants, terms, representation, warranties, rights, obligations and conditions of the Merger Agreement applicable to such party as though an original party thereto.

In connection with the proposed Merger, MCAE and Etal obtained a commitment from SME Investment Group Co., Ltd. (the “Subscriber”) to purchase 250,000 ordinary shares of the Purchaser in connection with the Closing (the “PIPE Shares”), for an aggregate cash amount of $250,000,000 at a purchase price of $10.00 per share, in a private placement (the “PIPE”). Such commitment was made by way of a Subscription Agreement, dated January 26, 2022 (the “PIPE Subscription Agreement”), by and among MCAE and the Subscriber. On July 25, 2022, MCAE and the Subscriber terminated the PIPE Subscription Agreement by mutual consent by executing a Mutual Termination Agreement, dated as of July 25, 2022. Pursuant to the Mutual Termination Agreement, the PIPE Subscription Agreement is void and of no further force and effect, and all rights and obligations of the parties thereunder have terminated.

MCAE and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before November 20, 2022 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, MCAE’s board has determined that, given MCAE’s expenditure of time, effort and money on identifying Etao as a target business and completing its initial business combination, it is in the best interests of its stockholders to approve the Extension Amendment in order to amend the Charter and, assuming that the Extension Amendment is so approved and the Charter is amended, MCAE will have to consummate an initial business combination before the Extended Date.

If MCAE’s board of directors determines that MCAE will not be able to consummate an initial business combination by the Extended Date, MCAE would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. MCAE’s IPO registration statement became effective on May 20, 2021. Due to this uncertainty, MCAE intends to convert all of the assets held in the Trust Account into cash prior to May 20, 2023 to ensure that MCAE does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to MCAE to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, MCAE will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause MCAE to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $54,469,907.21 of marketable securities as of October 10, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if MCAE has not completed a business combination by the Extended Date. Our sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,468,384 shares of commons stock which include 1,354,298 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 193,343 shares of common stock that make part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or November 7, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 10, 2022, there was approximately $54,469,907.21 in the Trust Account. If the Extension Amendment is approved and the extension is completed, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.02 per share (without taking into account any interest), in comparison to the current redemption price of approximately $10.00 per share. The closing price of the Company’s common stock on October 10, 2022 was $9.97. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by November 20, 2022, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on October 10, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

Mountain Crest Acquisition Corp. III

311 West 43rd Street, 12th Floor

New York, NY 10036

(646) 493-6558

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than October 26, 2022.

Annex A

Charter Amendment

AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOUNTAIN CREST ACQUISITION CORP. III

November [●], 2022

Mountain Crest Acquisition Corp. III, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Mountain Crest Acquisition Corp. III” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 2, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on May 17, 2021.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by November 20, 2022, or, if the Corporation shall, in its sole discretion determine, February 20, 2023 (or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation (less taxes payable and dissolution expenses) for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

5. The text of Paragraph F of Article SIXTH is hereby amended and restated to read in full as follows:

“I. If any amendment is made to this Article Sixth that would modify the substance or timing of the Corporation’s obligation to provide for the conversion of the IPO Shares in connection with an initial Business Combination or to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination on or before the Termination Date or (B) with respect to any other provision in this Article Sixth, the holders of IPO Shares shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at the per-share price specified in paragraph C.”

IN WITNESS WHEREOF, Mountain Crest Acquisition Corp. III has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Mountain Crest Acquisition Corp. III

By:
Name:	Suying Liu
Title:	Chief Executive Officer

PROXY CARD

MOUNTAIN CREST ACQUISITION CORP. III

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 9, 2022: The Proxy Statement is available at https://www.cstproxy.com/mcacquisitioniii/2022

The undersigned hereby appoints Suying Liu as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Mountain Crest Acquisition Corp. III (the “Company”), to be held via virtual meeting as described in the Proxy Statement on November 9, 2022 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated October 18, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UNTIL FEBRUARY 20, 2023.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL 1.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.